UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2024

Twin Vee PowerCats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 S. US-1

Ft. Pierce, Florida 34982

(Address of principal executive offices, including zip code)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated 2021 Stock Incentive Plan

On November 11, 2024, Twin Vee PowerCats Co. (“Twin Vee” or the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 5”) to the Company’s Amended and Restated 2021 Stock Incentive Plan, to increase the number of shares of Twin Vee common stock available for issuance under the Twin Vee 2021 Plan by 1,000,000 shares to 3,171,800 shares. A description of the Amended and Restated 2021 Stock Incentive Plan is set forth in the Company’s definitive proxy statement/prospectus on Schedule 14A for the Annual Meeting, which was filed on October 11, 2024 with the Securities and Exchange Commission (the “Definitive Proxy Statement/Prospectus”), in the section entitled “TWIN VEE PROPOSAL 5 – AMENDMENT TO THE TWIN VEE POWERCATS CO. 2021 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES TO 3,171,800 SHARES”. The description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is included as an exhibit to this Current Report on Form 8-K and attached to the Definitive Proxy Statement/Prospectus as Annex D.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 11, 2024, the Company held the Annual Meeting where the Company’s stockholders voted on the following six (6) proposals and cast their votes as described below. These matters are described in detail in the Definitive Proxy Statement/Prospectus.

The final results for Proposals 1, 2, 3, 4, 5 and 6 as set forth in the Definitive Proxy Statement/Prospectus were as follows:

Proposal 1 — Approval of the Issuance of Common Stock Pursuant to the Merger Agreement

The stockholders approved the issuance of common stock pursuant to the Merger Agreement, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,891,774	118,484	100	1,510,780

Proposal 2 — Election of Joseph Visconti and Kevin Schuyler to serve on the Twin Vee board of directors as Class III directors for a three-year term

The following two (2) individuals were elected as Class III directors, to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, with the following votes:

	For	Withheld	Broker Non-Votes
Joseph Visconti	4,455,597	554,761	1,510,780
Kevin Schuyler	4,376,163	634,194	1,510,781

Proposal 3 — Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,512,254	1,287	7,597	0

Proposal 4 —Approval of the Amendment to the Company’s Certificate of Incorporation Effecting the Reverse Stock Split at a Ratio in the Range from 1-for-2 to 1-for-20

The stockholders voted in favor of an amendment to the certificate of incorporation of Twin Vee, at the discretion of the Twin Vee Board of Directors, to effect a reverse stock split with respect to the issued and outstanding shares of Twin Vee common stock, at a ratio of 1-for-2 to 1-for-20, with the ratio within such range to be determined at the discretion of the Twin Vee Board of Directors and included in a public announcement, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,433,372	434,044	653,722	0

Proposal 5 — Approval of the Amendment to the Company’s Amended and Restated 2021 Stock Incentive Plan to Increase the Number of Shares of Twin Vee Common Stock available for Issuance under the Twin Vee 2021 Plan by 1,000,000 shares to 3,171,800 Shares

The stockholders voted in favor of an amendment to the Twin Vee Amended and Restated 2021 Stock Incentive Plan, to increase the number of shares of Twin Vee common stock available for issuance under the Twin Vee 2021 Plan by 1,000,000 shares to 3,171,800 shares, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,638,192	1,370,886	1,280	1,510,780

Proposal 6 — Approval of an Adjournment of the Annual Meeting to a later date, if necessary

Although Proposal 6 was approved, adjournment of the Annual Meeting was not necessary or appropriate because a quorum was present and the Company’s stockholders approved Proposals 1, 4 and 5.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,420,187	584,105	6,066	1,510,780

Item 8.01. Other Events.

The Company plans to issue a press release announcing the closing of the merger following satisfaction of remaining conditions to closing.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the anticipated closing of the merger. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the merger are not satisfied in a timely manner or at all, including but not limited to the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the timing of the consummation of the merger and the ability of each of Twin Vee and Forza to consummate the merger. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Twin Vee’s proxy statement/prospectus filed with the SEC on October 11, 2024, Twin Vee’s Form S-4 filed with the SEC on August 27, 2024, as subsequently amended, Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and recent Current Reports on Form 8-K, each as filed with or furnished to the SEC. Twin Vee can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Twin Vee undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Twin Vee and Forza, on August 27, 2024, Twin Vee filed relevant materials with the SEC, including a registration statement on Form S-4 and final proxy statement/prospectus. TWIN VEE URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY ALONG WITH ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY TWIN VEE AND FORZA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TWIN VEE, THE MERGER AND RELATED MATTERS. Investors and shareholders can obtain free copies of the proxy statement, prospectus and other documents filed by Twin Vee with the SEC through the website maintained by the SEC at www.sec.gov or at Twin Vee’s website at www.twinvee.com or by contacting Twin Vee PowerCats Co., 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Amendment No. 1 to the Twin Vee PowerCats Co. Amended and Restated 2021 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 12, 2024	TWIN VEE POWERCATS CO.

	By:	/s/ Joseph Visconti
Joseph Visconti
Chief Executive Officer